Third Quarter 2021 NASDAQ: FRST Exhibit 99.2

This presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Such statements can generally be identified by such words as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "could," "should," "would," "will," and other similar words or expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, but are not limited to, our expectations regarding our future operating and financial performance, including our outlook and long-term goals for future growth; our expectations regarding net interest margin; expectations on our growth strategy, expense management, capital management and future profitability; expectations on credit quality and performance; statements regarding the potential effects of the COVID-19 pandemic on our business and financial results and conditions; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Factors that might cause such differences include, but are not limited to: the Company’s ability to implement its various strategic and growth initiatives, including its announced new digital bank; competitive pressures among financial institutions increasing significantly; changes in economic or political conditions, either nationally or locally, particularly in areas in which the Company conducts operations; interest rate risk; changes in applicable laws, rules, or regulations, including changes to statutes, regulations or regulatory policies or practices as a result of, or in response to the COVID-19 pandemic; changes in management’s plans for the future; credit risk associated with our lending activities; changes in interest rates, inflation, loan demand, real estate values, or competition; changes in accounting principles, policies, or guidelines; adverse results from current or future litigation, regulatory examinations or other legal and/or regulatory actions, including as a result of the Company’s participation in and execution of government programs related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the Company’s assets, business, cash flows, financial condition, liquidity, prospects and results of operations; potential increases in the provision for loan losses resulting from the COVID-19 pandemic; and other general competitive, economic, political, and market factors, including those affecting our business, operations, pricing, products, or services. Forward-looking statements speak only as of the date on which such statements are made. These forward-looking statements are based upon information presently known to the Company’s management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in the Company’s filings with the Securities and Exchange Commission, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, under the captions “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors,” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements. 2 Forward-Looking Statements

Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables. Primis uses non-GAAP financial measures to analyze its performance. The measures entitled pre-tax pre-provision operating earnings from continuing operations; pre-tax pre-provision operating return on average assets from continuing operations; tangible common equity; tangible common equity to tangible assets; tangible book value per share; and net interest margin excluding PPP loans are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most comparable GAAP measures is provided in the Reconciliation of Non-GAAP items table. Management believes that these non-GAAP financial measures provide additional useful information about Primis that allows management and investors to evaluate the ongoing operating results, financial strength and performance of Primis and provide meaningful comparison to its peers. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider Primis’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of Primis. Non-GAAP financial measures are not standardized and, therefore, it may not be possible to compare these measures with other companies that present measures having the same or similar names. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. 3 Non-GAAP Measures

Company Snapshot 4 Corp. Headquarters: McLean, VA Bank Headquarters: Glen Allen, VA Branches: 40 Ticker (NASDAQ): FRST Balance Sheet Assets: $3.5 billion Loans: $2.3 billion Deposits: $2.8 billion TCE/TA(1): 9.02% TBV/Share(1): $12.28 Profitability ROAA: 0.72% ROAE: 6.01% ROATCE(1): 8.13% Net Interest Margin: 2.87% Efficiency Ratio(2): 65.25% Valuation Market Capitalization: $354.6 million Price / Book Value per Share 0.87x Price / Tangible Book Value: 1.18x Price / 2021 Estimated EPS(3): 11.37x Price / 2022 Estimated EPS(3): 13.55x Dividend Yield(4): 2.77% Pricing as of October 27, 2021. Financial data as of or for the three months ended September 30, 2021. (1) See reconciliation of Non-GAAP financial measures on slide 21. (2) Results from continuing operations (3) Mean analyst estimates per S&P Global. (4) Assumes $0.40 annualized dividend.

(1) Results for continuing operations. See reconciliation of Non-GAAP financial measures on slide 21. Net income from continuing operations of $6.2 million or $0.25 per basic and diluted share Gross loans, excluding PPP balances, grew approx. 24% annualized Total deposits increased to $2.81 billion with non-interest bearing demand deposits at 19.1% of deposits and time deposits declining to 13.4% of total deposits Pre-tax, pre-provision return on average assets(1) of 0.98% compared to 0.86% in the second quarter Net interest margin, excluding the effects of PPP, of 2.66% versus 2.77% in the second quarter Impacted by average cash and equivalent balance increase of $112 million in the quarter to $676 million Announced the launch of the Primis Life Premium Finance Division Third Quarter Highlights 5

Talented management team and board committed to building long-term shareholder value Footprint in attractive banking markets augmented by niche lines of business that will produce out-sized growth in higher quality assets over time Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant operating leverage as loan demand recovers and liquidity is put to work Investment Thesis 6

Management Team 7 Name Years at Primis Years in Industry Title

Deposit data as of June 30, 2021. Dollars in millions. Source: S&P Global. Meaningful Opportunities in Attractive Markets 8 Projected Population Growth 2021-2026 Total Population 2021 States MSAs Virginia Washington D.C. Richmond

Strategic Update 9 Maximize core funding Embrace technology for competitive advantage Partner with FinTech entrepreneurs to drive above-average growth Core deposits now over 85% of total deposits with almost 20% non-interest bearing On-track for Q4 launch of digital offering built on modern technology Announced launch of new tech-enabled Life Premium Finance Division Panacea Financial Division momentum accelerating Other opportunities in the pipeline Our focus is on building long-term shareholder value by pursuing the following: Strategic Priorities Progress Made

Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 21. Balance Sheet Trends 10

Deposit Trends Dollars in millions. (1) Core deposits exclude time deposits. CAGR ’17-2Q21: 122% ’19-2Q21: 141% Deposit Composition Core Deposit Growth (1) 11 Deposit composition continues to improve while deposit costs decline Focus is still on building customer relationships and continuing to grow core deposits

Loan Composition and Trends Dollars in millions. Loan Trends and Yields Loan Composition (Ex. PPP) 12 Robust loan growth of 5.9%, or 24% annualized, linked-quarter excluding PPP balances Investments in loan officers and Panacea division are beginning to mature and should continue to drive strong growth rates through 2022

Asset Quality 13 Classified loans and NPAs exclude guaranteed portion of SBA loans. NPAs / Loans (Ex. PPP) + OREO NCOs / Average Loans Criticized & Classified Loans / Total Loans (Ex. PPP) Deferred loans declined in Q3 to $7 million tied to one relationship that is on interest-only payments Scheduled to resume full principal and interest in Q4 Criticized assets continue to remain at moderate levels Net charge-offs in Q3 largely driven by write-off of loans listed as Doubtful in Q2 and previously reserved for

Allowance for Credit Losses 14 Classified loans exclude guaranteed portion of SBA loans. ACL / Gross Loans (Ex. PPP) ACL / Classified Loans Provision of $1.1 million in Q3 due to higher non-PPP loan growth ACL coverage of gross loans declined to 1.40% due to improving economic fundamentals

Average Cash Balances Net Interest Margin 15 Dollars in millions. (1) See reconciliation of Non-GAAP financial measures on slide 21 Margin continues to be impacted by excess liquidity as average cash and equivalent balances increased $112 million in Q3 to $676 million Additional cash balances in Q3 contributed 9bps of downward pressure on the margin. Net Interest Margin Trends

Efficiency Ratio Non-Interest Expense and Efficiency Ratio 16 Dollars in thousands. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 21. (1) Noninterest expense expected to grow at a mid-single digit rate in 2022 as we continue to invest in growth initiatives (e.g. Digital Bank, Panacea, Premium Finance) offset by efficiency improvement efforts Non-Interest Expense (Ex. Reserve for Unfunded Commitments Expense)

Profitability 17 Dollars in millions. (1) Results from continuing operations. (2) See reconciliation of Non-GAAP financial measures on slide 21. Return on Average Assets Pre-Tax Pre-Provision Earnings (1) Operating leverage expected to drive improving profitability in 2022 as liquidity is deployed in earning assets

Tangible Book Value Per Share Diluted Earnings Per Share from Continuing Operations Per Share Results 18 (1) See reconciliation of Non-GAAP financial measures on slide 21. (1)

Summary 19 Talented management team and board committed to building long-term shareholder value Footprint in attractive banking markets augmented by niche lines of business that will produce out-sized growth in higher quality assets over time Aggressive and early use of technology positioning the bank for superior performance as the industry evolves Significant operating leverage as loan demand recovers and liquidity is put to work

Appendix 20

*Net interest margin excluding the effect of SBA PPP loans assumes a funding cost of 35bps on average PPP balances in all applicable periods Non-GAAP Reconciliation 21 *Net interest margin excluding the effect of PPP loans assumes a funding cost of 35 bps on average PPP balances in all applicable periods.